UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009 (May 22, 2009)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 22, 2009, Rurban Financial Corp.’s data processing subsidiary, Rurbanc Data Services, Inc. d/b/a RDSI Banking Systems (“RDSI”), received a complaint in a lawsuit filed against it by Information Technology, Inc. and Fiserv Solutions, Inc. (collectively, “Fiserv”) in the United States District Court for the District of Nebraska.  In the lawsuit, Fiserv seeks declaratory and injunctive relief relating to a series of license agreements between RDSI and Fiserv.  Fiserv also asserts claims for breach of contract, for which Fiserv claims unspecified monetary damages in excess of $75,000.  Pursuant to these license agreements, RDSI licenses Fiserv’s Premier software products which it uses to provide data processing services to many of its financial institution customers.  Fiserv previously delivered notices to RDSI stating its intention to terminate the license agreements pursuant to a series of terminations beginning in the third quarter of this year.  RDSI disputes Fiserv’s ability to so terminate the license agreements.  RDSI believes Fiserv’s claims are without merit and intends to vigorously defend itself against these claims and to protect its license rights.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the risks and uncertainties that the litigation may result in an adverse determination regarding RDSI’s right to continue to license the Fiserv Premier software products and that the litigation may result in significant costs and expenses and could divert management’s attention and resources, which would have a material adverse affect on RDSI’s business, financial condition and results of operations, and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2008.  Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: May 29, 2009	By:	/s/ Duane L. Sinn
Duane L. Sinn
Executive Vice President and Chief Financial Officer